                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       CITIZENS FIRST FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                            CITIZENS FIRST FINANCIAL CORP.
                                     301 BROADWAY
                                NORMAL, ILLINOIS 61761
                                    (309) 452-1102


                                                               October 4, 1996


Fellow Shareholders:

    You are cordially invited to attend the special meeting of shareholders (the "Special Meeting") of Citizens First Financial Corp. (the "Company"), the holding company for Citizens Savings Bank, F.S.B. (the "Bank"), Normal, Illinois, which will be held on November 12, 1996, at 10:00 a.m., at The Holiday Inn, 8 Traders Circle, Normal, Illinois.

    The attached Notice of the Special Meeting and the Proxy Statement describe the formal business to be transacted at the Special Meeting. Directors and officers of Citizens First Financial Corp., will be present at the Special Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

    The Board of Directors of Citizens First Financial Corp. has determined that the matters to be considered at the Special Meeting are in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH MATTER TO BE CONSIDERED.

    PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

    On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

Sincerely yours,

/s/ C. William Landefeld

C. William Landefeld
PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             CITIZENS FIRST FINANCIAL CORP.
                                     301 BROADWAY
                                NORMAL, ILLINOIS 61761
                          __________________________________

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON NOVEMBER 12, 1996
                          __________________________________



    NOTICE IS HEREBY GIVEN that the special meeting of shareholders (the "Special Meeting") of Citizens First Financial Corp. (the "Company") will be held on November 12, 1996, at 10:00 a.m., at The Holiday Inn, 8 Traders Circle, Normal, Illinois.

    The purpose of the Special Meeting is to consider and vote upon the following matters:

    1. The approval of the Citizens First Financial Corp. 1996 Stock-Based Incentive Plan; and
    2. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

    The Board of Directors has established September 26, 1996, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Special Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Special Meeting will be available at Citizens First Financial Corp., 301 Broadway, Normal, Illinois 61761, for a period of ten days prior to the Special Meeting and will also be available at the Special Meeting itself.

                                       By Order of the Board of Directors

                                       /s/ Richard F. Becker

                                       Richard F. Becker
                                       CORPORATE SECRETARY

Normal, Illinois
October 4, 1996

                           CITIZENS FIRST FINANCIAL CORP.
                               _______________________

                                   PROXY STATEMENT
                           SPECIAL MEETING OF SHAREHOLDERS
                                  NOVEMBER 12, 1996
                               _______________________



SOLICITATION AND VOTING OF PROXIES

    This Proxy Statement is being furnished to shareholders of Citizens First Financial Corp. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the special meeting of shareholders, to be held on November 12, 1996 (the "Special Meeting"), and at any adjournments thereof. This Proxy Statement is first being mailed to record holders on or about October 4, 1996.

    The Company was formed and became a savings and loan holding company as part of the mutual to stock conversion (the "Conversion") of Citizens Savings Bank, F.S.B. (the "Bank"), which was completed on May 1, 1996.

    Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Special Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE APPROVAL AND RATIFICATION OF THE SPECIFIC PROPOSAL PRESENTED IN THIS PROXY STATEMENT.

    Other than the matters listed on the attached Notice of Special Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE SPECIAL MEETING.

    A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Special Meeting.

    The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Special Meeting and will be paid a fee of $3,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

    The securities which may be voted at the Special Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Special Meeting, except as described below.

    The close of business on September 26, 1996, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,817,500 shares.

    As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

    The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Special Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

    As to the matter being proposed for shareholder action set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. Under Delaware law, an affirmative vote of the holders of a majority of the shares of Common Stock present at the Special Meeting, in person or by proxy, and entitled to vote is required to constitute shareholder approval of Proposal 1. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to Proposal 1 will be counted as present and entitled to vote and have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, shares underlying broker non-votes or in excess of the Limit are not counted as present and entitled to vote and have no effect on the vote on the matter presented. For further information on the vote required to implement Proposal 1 during the first year following Conversion, see the discussion under Proposal 1 herein.

    Proxies solicited hereby will be returned to the Company's transfer agent, Registrar and Transfer Company ("RTC"). The Board of Directors have designated RTC to act as inspectors of election and tabulate the votes at the Special Meeting. RTC is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Special Meeting, the proxies will be returned to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.


                                                                          AMOUNT AND
                                                                          NATURE OF
                                   NAME AND ADDRESS OF                    BENEFICIAL         PERCENT OF
TITLE OF CLASS                      BENEFICIAL OWNER                      OWNERSHIP            CLASS
--------------          ----------------------------------------          -----------        ---------

Common Stock           Citizens Savings Bank, F.S.B.                      225,400(1)              8.00%
                       Employee Stock Ownership Plan
                           ("ESOP")
                       301 Broadway,
                       Normal, Illinois  61761

Common Stock           Investors of America, Limited                      182,650(2)              6.48%
                           Partnership
                       1504 Highway, #395 N #8-00508
                       Gardnerville, Nevada  89410

Common Stock           Tidal Insurance Limited                             25,700(2)               .91%
                       c/o Global Corporate & Trust
                           Management, LTD
                       Zetlands, Nevis
                       West Indies

-------------------

(1) Shares of Common Stock were acquired by the ESOP in the Bank's Conversion. The ESOP Committee administers the ESOP. First Bankers Trust, N.A. has been appointed as the corporate trustee for the ESOP ("ESOP Trustee").
    The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At September 26, 1996, no shares had been allocated under the ESOP. Each participant, however, will be deemed to have one share of Common Stock in the ESOP allocated to such participant's account for the purpose of providing voting instructions to the ESOP Trustee. Under the ESOP, unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

(2) Based upon information contained in Schedules 13D, dated August 7, 1996, in which Investors of America, Limited Partnership ("Investors") and Tidal Insurance Limited ("Tidal") disclosed that they had sole power to vote or dispose of 182,650 and 22,700 shares of Common Stock, respectively. Investors is the controlling shareholder of Tidal. Investors disclaimed beneficial ownership of the Common Stock owned by Tidal in its
    Schedule 13D. Tidal and Investors own an aggregate of 208,350 shares of Common Stock or 7.39%.

 SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth information as of the Record Date as to shares of Common Stock and the percent thereof beneficially owned by directors and named executive officers (as defined herein) individually and by all executive officers and directors as a group. Ownership information is based upon information furnished by the respective individuals.

                                                                                    SHARES OF
                                                                                     COMMON
                                                                                      STOCK
                                                                                   BENEFICIALLY          PERCENT OF
NAME                                             TITLE                             OWNED(1)(2)            CLASS(3)
---------------------          ------------------------------------------          -----------           ----------

DIRECTORS

C. William Landefeld           President and Chief Executive Officer                  26,550                  *
                               of the Company and the Bank

Bryce A. Sides                 Director                                               20,000                  *

Jeffrey M. Solberg             Director                                                6,000                  *

Lowell M. Thompson             Director                                               19,840                  *

Donald L. Wainscott            Chairman of the Board of the Company                   26,450                  *
                               and the Bank

NAMED EXECUTIVE
    OFFICERS

Richard F. Becker              Senior Vice President and Secretary of                 13,263                  *
                               the Company and the Bank

Dallas G. Smiley               Senior Vice President, Treasurer and                   12,654                  *
                               Chief Financial Officer of the Company
                               and Senior Vice President and Treasurer
                               of the Bank

All directors and                                                                    124,757                 4.4%
    executive officers as a
    group (7 persons)


---------------------

*   Does not exceed 1.0% of the Company's voting securities.
(1) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.
(2) Does not include options and awards intended to be granted under the Citizens First Financial Corp. 1996 Stock-Based Incentive Plan (the "Incentive Plan"), which is subject to stockholder approval. For a discussion of the options and awards that are intended to be granted under the Incentive Plan, see Proposal 1.
(3) As of the Record Date, there were 2,817,500 shares of Common Stock outstanding.
                                       5

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

    Upon obtaining stockholder approval, the Company and the Bank intend to grant to outside directors and selected officers and employees of the Bank and the Company stock options and awards in the form of shares of Common Stock under the Incentive Plan, being presented for approval in Proposal 1.

DIRECTORS' COMPENSATION

    DIRECTORS' FEES. Members of the Board of Directors of the Bank currently receive an annual retainer of $12,650. Directors do not receive any fees for serving on the Board of the Company.

    DIRECTOR EMERITUS RETIREMENT PLAN. The Bank maintains a Director Emeritus Retirement Plan which provides retirement benefits to members of the Bank's Board of Directors who retire (generally defined as retirement upon or after attaining the age of sixty-five), and are appointed as a Director Emeritus. The plan provides that in consideration for services and consultation rendered as a Director Emeritus, the Director Emeritus will receive annual cash benefits equal to the annual director's fees received at the time of retirement, up to an annual maximum of $12,650 per participant in this plan. Payments under the plan are generally through the Bank's purchase of a single premium insurance annuity for each covered Director Emeritus. Currently there are seven Directors Emeritus. The plan was amended recently to limit eligibility to participate in this plan on an ongoing basis to current members of the Bank's Board of Directors.

    INCENTIVE PLAN. The Company is presenting to shareholders for approval the Incentive Plan, under which all directors of the Company and the Bank are eligible to receive awards. See Proposal 1 for a summary of the material terms of the Incentive Plan.

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. The following table shows, for the years ended December 31, 1995 and 1994, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other Executive Officers of the Company and the Bank who earned and/or received salary and bonus in excess of $100,000 in fiscal year 1995 ("Named Executive Officers"). No other executive officer of the Company or the Bank earned and/or received salary and bonus in excess of $100,000 in fiscal year 1995.

                                                                                     LONG-TERM COMPENSATION
                                                                           ---------------------------------------
                                  ANNUAL COMPENSATION(1)                             AWARDS                PAYOUTS
                     -------------------------------------------------     ----------------------------    -------
                                                                OTHER                          SECURITIES
                                                                ANNUAL         RESTRICTED      UNDERLYING    LTIP     ALL OTHER
NAME AND PRINCIPAL                                            COMPENSATION     STOCK AWARDS   OPTIONS/SARs  PAYOUTS  COMPENSATION
   POSITIONS                 YEAR   SALARY($)   BONUS($)         ($)(2)           ($)(3)         (#)(4)      ($)(5)     ($)(6)
------------------           ----   ---------   --------      ------------    ------------   ------------   -------  -----------
C. William Landefeld         1995    $155,000   $30,840            --                 --             --          --     $5,887
  President and Chief        1994     140,200    20,832            --                 --             --          --      5,887
  Executive Officer

Richard F. Becker            1995      93,720    16,057            --                 --             --          --      3,157
  Senior Vice President      1994      89,250    11,424            --                 --             --          --      3,378
  and Secretary

Dallas G. Smiley             1995      93,720    16,057            --                 --             --          --       2,927
  Senior Vice President,     1994      89,250    11,424            --                 --             --          --       2,911
  Treasurer and Chief
  Financial Officer

--------------------

(1) Under Annual Compensation, the column titled "Salary" includes directors' fees and amounts deferred by the Named Executive Officer pursuant to the Bank's 401(k) Plan, pursuant to which employees may defer up to 15% of their compensation, up to the maximum limits under the Internal Revenue
    Code of 1986, as amended (the "Code").
(2) For 1995 and 1994, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year;
    (b) payments of above-market preferential earnings on deferred compensation;
    (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or
    (e) preferential discounts on stock. For 1995 and 1994, the Bank had no restricted stock or stock related plans in existence.
(3) Does not include awards intended to be granted pursuant to the Incentive Plan, subject to stockholder approval, as such awards were not earned, vested or granted in fiscal 1995 or 1994. For a discussion of the terms of the Incentive Plan, see "Proposal 1".
(4) Does not include options intended to be granted pursuant to the Incentive Plan because such options were not earned or granted in 1995 or 1994.
    For discussion of the terms of grants and vesting of options, see
    "Proposal 1."
(5) For 1995 and 1994, there were no payouts or awards under any long-term incentive plan.
(6) Includes employer contributions to the Bank's 401(k) plan for Messrs. Becker and Smiley and, for Mr. Landefeld, employer contribution to the Bank's 401(k) plan of $4,500 in each of 1995 and 1994 as well as disability and life insurance premiums paid by the Bank of $1,387 in each of 1995 and 1994.

 EMPLOYMENT AGREEMENTS

    The Bank and the Company have entered into employment agreements (collectively, the "employment agreements") with Messrs. Landefeld, Becker and Smiley (individually, the "Executive"). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Messrs. Landefeld, Becker and Smiley.

    The employment agreements provide for a three-year term. The Bank employment agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of the Bank after conducting a performance evaluation of the Executive. The terms of the Company employment agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. The current base salaries for Messrs Landefeld, Becker and Smiley are $185,000, $110,000 and $110,000, respectively. In addition to the base salary, the agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel.

    The employment agreements provide for termination by the Bank or the Company for cause as defined in the agreements at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the agreement by the Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company would also continue to pay for the Executive's life, health and disability coverage for the remaining term of the agreement. Upon any termination of the Executive, the Executive is subject to a one year non-competition agreement.

    Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the employment agreement), the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the employment agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both the Bank and the Company employment agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. Based solely on the cash compensation paid to Messrs. Landefeld, Becker and Smiley over the past five fiscal years and excluding any benefits under any employee plan which may be payable, the total amount of payments due under the employment agreements following a change in control would be approximately $1,215,000.

    Payments to the Executive under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

    INCENTIVE PLAN. The Company is presenting to stockholders for approval the Incentive Plan under which all employees of the Company and the Bank are eligible to receive awards. See Proposal 1 for a summary of the material terms of the Incentive Plan.

    PROFIT SHARING AND SAVINGS PLAN. The Bank maintains the Profit Sharing and Savings Plan (the "Savings Plan"), which is a tax-qualified profit sharing and salary reduction plan under Sections 401(a) and 401(k) of the Code. The Savings Plan provides participants with retirement benefits and may also provide benefits upon death, disability or termination of employment with the Bank. An employee who works at least 1,000 scheduled hours per year is eligible to participate in the Savings Plan following the completion of one year of service and attainment of age 21. A participant is always 100% vested in his or her contributions. A participant must reach 1 year of vesting service (total time employed) before attaining a vested interest in the employer contribution, which commences following this 1 year period. Participants become 20% vested in employer matching contribution after 1 year of service, and increase the vested percentage by 20% for each year of service completed thereafter, until attaining 100% vesting after 5 years of service.

    Participants may make salary reduction contributions to the Savings Plan up to the lesser of 15% of annual base salary or the legally permissible limit (currently $9,500). The Savings Plan provides that, with respect to the first 2% contributed by the employee, the Bank will match 100% of such contribution with funds to be invested at the direction of the employee and, with respect to the next 2% contributed by the employee, the Bank will match 100% of such contribution with Common Stock. All participants receive a quarterly detailed statement including information regarding market value of the participant's investment and all contributions made on his or her behalf.
 Any withdrawals prior to age 59 are subject to a 10% tax penalty. Participants may borrow against the vested portion of their accounts.

    The Savings Plan has a profit-sharing component in addition to the matched employee contribution. The amount of the annual profit-sharing contribution, which is invested solely in Company Common Stock, is at the discretion of the Board of Directors.

    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Bank established for eligible employees an ESOP and related trust effective on May 1, 1996. Employees employed with the Bank as of January 1, 1996 and employees of the Company or the Bank employed after such date, who have been credited with at least 1,000 hours during a twelve month period and who have attained the age of 21 will become participants. The ESOP purchased 8% of the Common Stock issued in the Conversion. In order to fund the ESOP's purchase of Common Stock, the ESOP borrowed funds from the Company equal to 100% of the aggregate purchase price of the Common Stock. The loan will be repaid principally from the Company's or the Bank's contribution to the ESOP over a period of seven years and the collateral for the loan will be Common Stock purchased by the ESOP.

    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Bank has implemented a non-qualified Supplemental Retirement Plan ("SERP") to provide certain officers and highly compensated employees with additional retirement benefits. The benefits provided under the SERP will make up the benefits lost to the SERP participants due to application of limitations on compensation and maximum benefits applicable to the Bank's tax qualified 401(k) Plan and ESOP. Benefits will be provided under the SERP at the same time and in the same form as the related benefits will be provided under the 401(k) Plan and ESOP.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

    The Bank's current policy provides that all loans made by the Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

                             PROPOSAL 1.  APPROVAL OF THE
                            CITIZENS FIRST FINANCIAL CORP.
                           1996 STOCK-BASED INCENTIVE PLAN

    The Board of Directors of the Company is presenting for stockholder approval the Citizens First Financial Corp. 1996 Stock-Based Incentive Plan, in the form attached hereto as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors ("Outside Directors") with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan document attached as Appendix A.

GENERAL

    The Incentive Plan authorizes the granting of options to purchase Common Stock ("Options"), option-related awards and awards of Common Stock ("Stock Awards") (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards under the Incentive Plan is 394,450 shares, provided such number is not in excess of 14% of the outstanding shares of the Common Stock as of the effective date of the Incentive Plan. The maximum number of shares reserved for purchase pursuant to the exercise of Options and Option-related Awards granted under the Incentive Plan is 281,750 shares, provided such number is not in excess of the 10% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. The maximum number of the shares reserved for Stock Awards is 112,700 shares, provided such number is not in excess of 4% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. All officers, other employees and Outside Directors of the Company and its affiliates are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a committee (the "Committee") consisting of members of the Board of Directors of the Company. Subject to the regulations of the Office of Thrift Supervision ("OTS"), authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan, resulting in an increase in the number of shares outstanding, and may have a dilutive effect on the holdings of existing stockholders.

AWARDS

    TYPES OF AWARDS. The Incentive Plan authorizes the grant of Awards in the form of: (i) Options granted to employees intended to qualify as incentive stock options under Section 422 of the Code (Options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options"; (ii) Options that do not so qualify (Options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-statutory Stock Options";
(iii) limited rights which are exercisable only upon a change in control of the Company (as defined in the Incentive Plan) ("Limited Rights"); (iv) Stock Awards, that provide a grant of Common Stock which vests over time (such vesting may be contingent upon the attainment of stated performance goals);
(v) dividend equivalent rights which provide option holders with a cash benefit in the event of the payment by the Company of an extraordinary dividend (as defined below) to shareholders ("Dividend Equivalent Rights"); and (vi) equitable adjustment rights which provide option holders upon the payment of an extraordinary dividend an equitable adjustment of the number of shares and/or exercise price at the discretion of the Committee ("Equitable Adjustment Rights").

    OPTIONS. Under the Incentive Plan on the date of the Special Meeting, assuming the requisite stockholder approval is obtained, the Board of Directors intends to grant Options to employees (including executive officers) for 197,240 shares (with Limited Rights and Dividend Equivalent Rights or Equitable Adjustment Rights) and Options to Outside Directors for 84,510 shares (with Limited Rights and Dividend Equivalent Rights). The term of all Options will be ten years unless otherwise determined by the Committee.

    All Options granted to employees will be qualified as Incentive Stock Options to the extent permitted under Section 422 of the Code. Incentive Stock Options, at the discretion of the Committee with the concurrence of the holder, may be converted into Non-Statutory Stock

Options. Pursuant to the Incentive Plan, the Committee has the authority to determine the date or dates on which each Option shall become exercisable; PROVIDED, HOWEVER, under the terms of the Incentive Plan any Option granted prior to May 1, 1997 may not vest in annual installments of greater than 20% of the number of shares underlying the Options awarded commencing at least one year from the date of grant, and the vesting of such options may not be accelerated except in the case of death or disability. However, the Committee may amend such Options subsequent to May 1, 1997, to provide for acceleration of vesting, SEE "New Plan Benefits" below. The Committee may also decide to make the vesting of future option awards contingent upon the Company's, Bank's or grantee's attainment of performance goals set by the Committee. The exercise price of all Incentive Stock Options must be 100% of the fair market value of the underlying Common Stock at the time of grant, except as provided below. The exercise price of any Option, whether an Incentive Stock Option or Non-Statutory Stock Option, may be paid in cash or in Common Stock at the discretion of the Committee. See "Payout Alternatives" and "Alternative Option Payments."

    Incentive Stock Options may only be granted to employees. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

    Unless otherwise determined by the Committee, upon termination of an employee's services for any reason other than death, disability or termination for cause, the Incentive Stock Options shall be exercisable for a period of three months following termination. The Committee in its discretion may redesignate Incentive Stock Options as Non-statutory Stock Options, and extend this period. Notwithstanding the foregoing, in the event of death or disability, Options will become fully vested and shall be exercisable for up to one year thereafter.

    LIMITED RIGHTS. Limited Rights are related to specific Options granted and become exercisable in the event of a change in control of the Bank or the Company. Upon exercise, the optionee will be entitled to receive in lieu of purchasing the stock underlying the Option a lump sum cash payment equal to the difference between the exercise price of the related Option and the fair market value of the shares of Common Stock subject to the Option on the date of exercise of the right less any applicable tax withholding.

    DIVIDEND EQUIVALENT RIGHTS. Simultaneously with the grant of any Option, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. The Dividend Equivalent Right provides the grantee with a separate cash benefit equal to 100% of the amount of any extraordinary dividend declared by the Company on shares of Common Stock subject to an Option. Under the terms of the Incentive Plan, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest bearing liabilities for the current and preceding three quarters. Upon the payment of an extraordinary dividend, the holder of a Dividend Equivalent Right will receive, at the time of vesting of the related Option, an amount of cash or some other payment as determined under the Incentive Plan, equal to 100% of the extraordinary dividend paid on shares of Common Stock, multiplied by the number of shares subject to the underlying Option plus any earnings thereon minus any tax withholding amounts. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution in accordance with the Incentive Plan. The Dividend Equivalent Right is transferable only when the underlying Option is transferable and under the same conditions.

    EQUITABLE ADJUSTMENT RIGHTS. Simultaneously with the grant of any Option, in the alternative to a Dividend Equivalent Right, the Committee may grant an Equitable Adjustment Right. Upon the payment of an extraordinary dividend as described above, the Committee may adjust the number of shares and/or the exercise price of the Options underlying the Equitable Adjustment Right, as the Committee deems appropriate.

    OPTION GRANTS. It is currently intended that the Options proposed to be granted will include Limited Rights and Dividend Equivalent Rights or Equitable Adjustment Rights and will vest and become exercisable on a cumulative basis in equal installments over five (5) years commencing one year from the date of grant; PROVIDED, HOWEVER, that all Options will be immediately exercisable in the event the optionee's service is terminated due to death or disability. The exercise price of all such Options will be 100% of the fair market value of the underlying Common Stock at the time of grant, which is intended to be the date of the Special Meeting. See "New Plan Benefits Table" below for information concerning Options intended to be granted under the Incentive Plan.

    As of September 23, 1996, the closing price per share of Common Stock, as reported on the American Stock Exchange was $11.50.

    STOCK AWARDS. The Incentive Plan authorizes the granting of Stock Awards. The Committee has the authority to determine the dates on which Stock Awards granted will vest, PROVIDED HOWEVER, that any Stock Award granted prior to May 1, 1997, may not vest at a rate greater than 20% per year commencing at least one year from the date of grant and the vesting of any Stock Award may not be accelerated except in the case of death or disability. However, the Committee may amend such Stock Awards subsequent to May 1, 1997 to provide for acceleration of vesting, SEE "New Plan Benefits" below. All Stock Award grants will immediately vest upon termination of service due to death or disability. Under the Incentive Plan, the vesting of Stock Awards may also be contingent upon the attainment of certain performance goals by the Company, Bank or grantee. Such performance goals would, if any, be established by the Committee. An agreement setting forth the terms of the Stock Award ("Stock Award Agreement") shall set forth the vesting period and performance goals, if any, which must be attained. The performance goals may be set by the Committee on an individual basis, for all Stock Awards made during a given period of time, or for all Stock Awards for indefinite periods. A Stock Award may only be granted from the shares reserved and available for grant under the Incentive Plan. No Stock Award that is subject to a performance goal is to be distributed to the employee until the Committee confirms that the underlying performance goal has been achieved.

    Stock Awards are generally nontransferable and nonassignable as provided in the Incentive Plan. However, the Committee has the power, under the Incentive Plan, to permit transfers. When Common Stock is distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in a trust established in connection with the Incentive Plan. Shares of Common Stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Stock Awards.

TAX TREATMENT

    STOCK OPTIONS.   An optionee will generally not be deemed to have
recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the Incentive Stock Option and two years after the date of grant of such Option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at long term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

    In the case of the exercise of a Non-statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event that a Non-statutory Stock Option is exercised during a period that previously would have subjected the optionee to liability under Section 16(b) of the Exchange Act (I.E., within six months of the date of grant), the optionee will not be deemed to have recognized income until such period of liability has expired, unless the optionee makes a Section 83(b) election under the Code. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will be treated as the exercise of a Non-statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a Non-statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

    In the case of Limited Rights, the Option holder would have to include the amount paid to him upon exercise in his gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid. Equitable Adjustment Rights have the same tax treatment as other Non-statutory Stock Options. The employee will recognize taxable income for the amount of cash received under the Dividend Equivalent Right for the year such amounts are paid. The Company may take a compensation deduction for such amount.

    STOCK AWARDS. When shares of Common Stock, as Stock Awards, are distributed, the recipient is deemed to receive ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

PAYOUT ALTERNATIVES

    The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan or applied to tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or may direct the market purchase of such Common Stock to satisfy its obligations under the Incentive Plan.

ALTERNATE OPTION PAYMENTS

    The Committee also has the sole discretion to determine the form of payment for the exercise of an Option. The Committee may indicate acceptable forms in the Award Agreement covering such options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee. The Committee may permit the following forms of payment for Options: (a) in cash or by certified check; (b) through borrowed funds, to the extent permitted by law; or (c) by tendering previously acquired shares of Common Stock. Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the fair market value of the Common Stock on the date prior to the date of exercise.

AMENDMENT OF THE INCENTIVE PLAN

    The Board of Directors may amend the Incentive Plan in any respect, at any time, provided that no amendment required to maintain incentive stock treatment for Options intended to be Incentive Stock Options will be approved by stockholders. In addition, no amendment may adversely affect the rights of an Award recipient without his or her permission.

ADJUSTMENTS

    In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Award recipient.

    No such adjustments may, however, materially change the value of benefits available to an Award recipient under a previously granted Award. All Awards under this Incentive Plan shall be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

    Unless determined otherwise by the Committee, no award under the Incentive Plan shall be transferable by the Award recipient other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order. With the consent of the Committee, an Award recipient may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the employee.

STOCKHOLDER APPROVAL

    Pursuant to OTS regulations, the Incentive Plan may not be implemented during the first year after the Bank's Conversion unless the affirmative vote of the holders of a majority of the total votes eligible to be cast at the Special Meeting is received. If such approval is not obtained, but the Incentive Plan receives the affirmative vote of a majority of the shares present at the meeting and eligible to be cast, the Incentive Plan will not become effective at this time, but will become effective following a period of one year after the Conversion without further stockholder approval. The Board of Directors also may determine that the Incentive Plan become effective one year after the Conversion if the Incentive Plan does not receive the requisite affirmative vote of stockholders at this meeting. In the absence of stockholder approval, the option awards under the Incentive Plan would not qualify as incentive stock options under the Code.

    UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE CITIZENS FIRST FINANCIAL CORP. 1996 STOCK-BASED INCENTIVE PLAN.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE CITIZENS FIRST FINANCIAL CORP. 1996 STOCK-BASED INCENTIVE PLAN.

NEW PLAN BENEFITS

    The following table provides certain information with respect to all Awards which will be granted immediately, assuming stockholder approval is obtained, under the Incentive Plan, specifying the amounts to be granted immediately to the Named Executive Officers individually, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group.

    All Awards granted to the officers and directors of the Company and the Bank reflected in the table below become exercisable in equal annual installments of 20% each year commencing one year from the date of grant.
All Option Awards will have a term of 10 years. All Awards reflected in the following table will immediately vest upon termination of employment due to death or disability. Additionally, on or after May 1, 1997, the Board of Directors intends to amend the Awards reflected below to provide for acceleration of the vesting of such Awards upon a change in control of the Company or the Bank (as defined in the Incentive Plan). The Incentive Plan generally defines that a change in control will be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of any class of equity security, such as the Common Stock of the Company or the Bank, or in the event of a tender offer or exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of a majority of the incumbent Board of Directors of the Company or the Bank.

                                  NEW PLAN BENEFITS


                                                                    STOCK OPTION AWARDS              STOCK AWARDS
                                                                --------------------------     -------------------------
                                                                 DOLLAR          NUMBER         DOLLAR         NUMBER
NAME AND POSITION                                               VALUE (1)     OF UNITS (2)     VALUE (3)    OF UNITS (2)
-----------------                                               ---------     ------------     ---------    ------------

C. William Landefeld                                               --            70,400        $324,013         28,175
  President and Chief Executive Officer

Richard F. Becker                                                  --            42,200         194,350         16,900
  Senior Vice President and Secretary

Dallas G. Smiley                                                   --            42,200         194,350         16,900
  Senior Vice President, Treasurer and Chief
  Financial Officer

All other current executive officers as a group                    --            42,440         194,695         16,930
  (6 persons)

All current directors of the Company                               --            84,510         388,643         33,795
  and Bank (who are not executive
  officers) as a group (9 persons)

---------------------

(1) The "dollar value" for options to be granted pursuant to the Incentive Plan on the date of grant will be zero, as the exercise price for such options will be the fair market value on the date of grant which is intended to be the date stockholder approval is obtained.
(2) No Stock Option Awards and no Stock Awards remain unallocated under the Incentive Plan.
(3) Based upon $11.50, the closing price of the Common Stock, as reported on the American Stock Exchange on September 23, 1996

                                ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

    To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1997 Annual Meeting of Shareholders, which has been scheduled to be held on April 21, 1997, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Special Meeting of Shareholders not later than November 21, 1996 except that if such annual meeting is held on a date more than 30 calendar days from April 21, 1997, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Exchange Act.

 NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

    The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; PROVIDED, HOWEVER, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any special meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

    The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Special Meeting of Shareholders. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

    Whether or not you intend to be present at the Special Meeting, you are urged to return your proxy card promptly. If you are then present at the Special Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Special Meeting.

                                  By Order of the Board of Directors

                                  /s/ Richard F. Becker

                                  Richard F. Becker
                                  CORPORATE SECRETARY

Normal, Illinois
October 4, 1996



                              YOU ARE CORDIALLY INVITED
                          TO ATTEND THE MEETING IN PERSON.

                              WHETHER OR NOT YOU PLAN TO
                                  ATTEND THE MEETING,
                              YOU ARE REQUESTED TO SIGN,
                               DATE AND PROMPTLY RETURN
                             THE ACCOMPANYING PROXY CARD
                                   IN THE ENCLOSED
                                POSTAGE-PAID ENVELOPE.

                                                        APPENDIX A

                            CITIZENS FIRST FINANCIAL CORP.
                           1996 STOCK-BASED INCENTIVE PLAN


1.  DEFINITIONS.
    -----------
    (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

    (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in Section 13 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

    (c) "Award" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Stock Awards under the provisions of this Plan.

    (d)  "Bank" means Citizens Savings Bank, F.S.B.

    (e) "Board of Directors" or "Board" means the board of directors of the Holding Company.

    (f) "Change in Control" means a change in control of the Bank or Holding Company of a nature that; (i) would be required to be reported in response to
Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA") and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) a solicitation of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

    (g)  "Code" means the Internal Revenue Code of 1986, as amended.

    (h) "Committee" means a committee consisting of the entire Board of Directors or consisting solely of two or more members of the Board of Directors who are defined as Non-Employee Directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

    (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share or any stock exchanged for shares of Common Stock pursuant to Section 17 hereof.

    (j)  "Date of Grant" means the effective date of an Award.

    (k) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him or, in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

    (l) "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

    (m) "Effective Date" means ________________, the effective date of the Plan.

    (n) "Employee" means any person who is currently employed by the Holding Company or an Affiliate, including officers, but such term shall not include Outside Directors.

    (o) "Employee Participant" means an Employee who holds an outstanding Award under the terms of the Plan.

    (p)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (q) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

    (r) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average of the high and low bid prices of the Common Stock as reported by the American Stock Exchange ("AMEX") or the New York Stock Exchange ("NYSE") or the average of the high and low sale prices of the Common Stock as reported by Nasdaq Stock Market ("NASDAQ") each as published in the Wall Street Journal, if published, on such date or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not reported on the AMEX, NASDAQ or the NYSE, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

    (s)  "Holding Company" means Citizens First Financial Corp.

    (t) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7 hereof and is intended to be such under
Section 422 of the Code.

    (u) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 8 hereof.

    (v) "Non-statutory Stock Option" means an Option to a Participant pursuant to Section 6 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee as a Non-statutory Stock Option or which is designated an Incentive Stock Option under Section 7 hereof, but does not meet the requirements of such under
Section 422 of the Code.

    (w) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 6 or 7 hereof.

    (x) "Outside Director" means a member of the Board of Directors of the Holding Company or its Affiliates, who is not also an Employee.

    (y) "Outside Director Participant" means an Outside Director who holds an outstanding Award under the terms of the Plan.

    (z) "Participant(s)" means collectively an Employee Participant and/or an Outside Director Participant who hold(s) outstanding Awards under the terms of the Plan.

    (aa) "Retirement" with respect to an Employee means termination of employment which constitutes retirement under any tax qualified plan maintained by the Bank. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve as a consultant to or on the Board of Directors of the Holding Company or its Affiliates even if such Employee Participant is receiving retirement benefits under any retirement plan of the Holding Company or its Affiliates. With respect to an Outside Director, "Retirement" means the termination of service from the Board of Directors of the Holding Company or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire, except that an Outside Director shall not be deemed to have "retired" for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director.

    (bb) "Stock Awards" are Awards of Common Stock which may vest immediately or over a period of time. Vesting of Stock Awards under Section 9 hereof may be contingent upon the occurrence of specified events or the attainment of specified performance goals as determined by the Committee.

    (cc) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the Board of Directors, or, in the case of an Employee, termination of employment, in both such cases as determined by the Board of Directors, because of a material loss to the Holding Company or one of its Affiliates caused by the Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation, (other than traffic violations or similar offenses) or final cease and desist order. No act, or the failure to act, on Participant's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or its Affiliates.

    (dd) "Trust" means a trust established by the Board in connection with this Plan to hold Plan assets for the purposes set forth herein.

    (ee) "Trustee" means that person or persons and entity or entities approved by the Board to hold legal title to any of the Trust assets for the purposes set forth herein.

2.  ADMINISTRATION.
    --------------
    (a) The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to grant awards to Employees and Outside Directors and establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Employee Participants and Outside Director Participants in the Plan and on their legal representatives and beneficiaries.

    (b) Actual transference of the Award requires no, nor allows any, discretion by the Trustee.

3.  TYPES OF AWARDS AND RELATED RIGHTS.
    ----------------------------------
    The following Awards and related rights as described below in Paragraphs 6 through 11 hereof may be granted under the Plan:

    (a)  Non-statutory Stock Options
    (b)  Incentive Stock Options
    (c)  Limited Right
    (d)  Stock Awards

    (e)  Dividend Equivalent Right
    (f)  Equitable Adjustment Right

4.  STOCK SUBJECT TO THE PLAN.
    -------------------------
    Subject to adjustment as provided in Section 17 hereof, the maximum number of shares reserved for Awards under the Plan is 394,450 which number may not be in excess of 14% of the outstanding shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in Section 17 hereof, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 281,750, which number is not in excess of the 10% of the outstanding shares of Common Stock as of the Effective Date. The maximum number of the shares reserved for award as Stock Awards is 112,700, which number shall not exceed 4% of the outstanding shares of Common Stock as of the Effective Date. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Holding Company. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited or are cancelled without having been exercised (in the case of Limited Rights, exercised for cash), new Awards may be made with respect to these shares.

5.  ELIGIBILITY.
    -----------
    Subject to the terms herein, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.  NON-STATUTORY STOCK OPTIONS.
    ---------------------------
    The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded in the Plan, from time to time, grant Non-statutory Stock Options to Employees and Outside Directors, upon such terms and conditions as the Committee may determine in exchange for and upon surrender of previously granted Awards under this Plan.
Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

    (a) Exercise Price. The Exercise Price of each Non-statutory Stock Option shall be determined by the Committee on the date the option is granted. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 13 hereof.

    (b) Terms of Non-statutory Stock Options. The term during which each Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option
may be exercised in whole or in part.   The acceleration of any Non-statutory
Stock Option under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options. Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Non-statutory Stock Option is not transferable and may be exercisable in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Non-statutory Stock Option is transferable by will or the laws of descent and distribution.

    (c) NSO Agreement. The terms and conditions of any Non-statutory Stock Option granted shall be evidenced by an agreement (the "NSO Agreement") which shall be subject to the terms and conditions of the Plan.

    (d)  Termination of Employment or Service.   Unless otherwise determined
by the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant's employment or service for Disability or death, all Non-statutory Stock Options held by such Participant shall immediately vest and be exercisable for one year after such termination of service, and, in the event of a Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire immediately upon such Termination for Cause.

7.  INCENTIVE STOCK OPTIONS.
    -----------------------
    The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded in the Plan, from time to time, grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

    (a) Exercise Price. The Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to an Employee Participant, the Employee Participant owns Common Stock representing more than 10% of the total combined voting securities of the Holding Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Holding Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee Participant, or by or for any corporation, partnership, estate or trust of which such Employee Participant is a shareholder, partner or beneficiary), ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on
the Date of Grant.   Shares may be purchased only upon payment of the full
Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 13 hereof.

    (b) Amounts of Incentive Stock Options. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Employee Participant during any calendar year (under all plans of the Employee Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award of an Incentive Stock Option under this Section 7 exceeds this $100,000 limit, the portion of the Award in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-Statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 6 hereof.

    (c) Terms of Incentive Stock Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee Participant who is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Employee Participant to whom it is granted. The designation of a beneficiary does not constitute a transfer.

    The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The Committee may also determine as of the Date of Grant any other specific conditions or specific performance goals which must be satisfied prior to the Incentive Stock Option becoming exercisable. The shares comprising each installment may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. The acceleration of any Incentive Stock Option under the authority of this paragraph shall not create a right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

    (d) ISO Agreement. The terms and conditions of any Incentive Stock Option granted shall be evidenced by an agreement (the "ISO Agreement") which shall be subject to the terms and conditions of the Plan.

    (e) Termination of Employment. Unless otherwise determined by the Committee, upon the termination of an Employee Participant's employment for any reason other than Disability, death or Termination for Cause, the Employee Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provisions set forth herein or contained in any ISO Agreement relating to an award of an Incentive Stock Option, in the event of termination of the Employee Participant's employment for Disability or death, all Incentive Stock Options held by such Employee Participant shall immediately vest and be exercisable for one year after such termination, and, in the event of Termination for Cause, all rights under the Employee Participant's Incentive Stock Options shall expire immediately upon termination.

    (f) Compliance with Code. The Incentive Stock Options granted under this Section 7 are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, but the Holding Company makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code. All Options that do not so quality shall be treated as Non-statutory Stock Options.

8.   LIMITED RIGHT.
     -------------
    Simultaneously with the grant of any Option to an Employee, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

    (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

    The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

    Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

    (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Holding Company an amount of cash equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. Payments shall be less any applicable tax withholding as set forth in Section 18 hereof.

 9.   STOCK AWARD.
      -----------
    The Committee may, subject to the limitations of the Plan, from time to time, make an Award of some number of shares of Common Stock to Employees and Outside Directors. The Awards shall be made subject to the following terms and conditions:

    (a)   Payment of the Stock Award.  The Stock Award may only be made in
whole shares of Common Stock.   Stock Awards may only be granted from shares
reserved under the Plan but unawarded at the time the new Stock Award is made.

    (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any specific conditions or performance goals which must be satisfied prior to the vesting of any installment or portion of the Stock Award. Notwithstanding other paragraphs in this Section 9, the Committee may, in its sole discretion, accelerate the vesting of any Stock Award. The acceleration of any Stock Award under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Stock Awards.

    (c) Stock Award Agreement. The terms and conditions of any Stock Award shall be evidenced by an agreement (the "Stock Award Agreement") which such Stock Award Agreement will be subject to the terms and conditions of the Plan. Each Stock Award Agreement shall set forth:

         (i)  the period over which the Stock Award will vest;

         (ii) the performance goals, if any, which must be satisfied prior to the vesting of any installment or portion of the Stock Award. The performance goals may be set by the Committee on an individual level, for all Participants, for all Awards made during a given period of time, or for all Awards for indefinite periods;

    (d) Certification of Attainment of the Performance Goal. No Stock Award or portion thereof that is subject to a performance goal is to be distributed to the Participant until the Committee certifies that the underlying performance goal has been achieved.

    (e)  Termination of Employment or Service.   Unless otherwise determined
by the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. Notwithstanding any provisions set forth herein or contained in any Stock Award Agreement relating to an award of a Stock Award, in the event of termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest and, in the event of the Participant's Termination for Cause, the Participant's unvested Stock Awards as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

    (f) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

         (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

         (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary does not constitute a transfer.

         (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Stock Award Agreement), be sold or otherwise disposed of within six months following the date of grant of the Stock Award.

    (g) Accrual of Dividends. Whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out.

    (h) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to direct the Trustee as to the voting of such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as the Common Stock covered by Stock Awards which have been awarded is voted.

10. DIVIDEND EQUIVALENT RIGHT.
    -------------------------
    Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

    (a) Terms of Rights. The Dividend Equivalent Right provides the Employee with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in this Section 10 (c)) per share of Common Stock declared by the Holding Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the agreement for the Option (NSO Agreement or ISO Agreement) and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

    (b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Holding Company the amount of cash or some alternative payment option as provided in
Section 13, equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to Options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 18.

    (c) Extraordinary Dividend. For purposes of this Section 10, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

11. EQUITABLE ADJUSTMENT RIGHT.
    --------------------------
    Simultaneously with the grant of any Option under this Plan, in the alternative to a Dividend Equivalent Right, the Committee may grant an Equitable Adjustment Right with respect to all or some of the shares covered by such Option

    Upon the payment of an extraordinary dividend (as such term is defined in Section 10(c)), the Committee may adjust the number of shares and/or the Exercise Price of the related Option, as the Committee deems appropriate as provided in Section 17 hereof.

    The terms and conditions of any Equitable Adjustment Right shall be evidenced in the agreement for the Option (NSO Agreement or ISO Agreement) and shall be subject to the terms and conditions of the Plan. The Equitable Adjustment Right shall be transferable to the extent that the related Option is transferable.

12. PAYOUT ALTERNATIVES.
    -------------------
    Payments due to a Participant upon the exercise or redemption of an Award, may be made subject to the following terms and conditions:

    (a) Discretion of The Committee. The Committee has the sole discretion to determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions of payments for all Awards. If the Committee requests any or all Participants to make an election as to form of distribution or payment, it shall not be considered bound by the election.

    (b) Payment in the Form of Common Stock. Any shares of Common Stock tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the issuance of such stock to the Participant. The Committee may use Common Stock in the form of treasury Common Stock, authorized but unissued Common Stock or may direct the Trustee to purchase such Common Stock in market transactions to satisfy the Holding Company's obligations under this Plan.

13.  ALTERNATE OPTION PAYMENT MECHANISM.
     ----------------------------------
    The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the ISO or NSO Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

    (a) Cash Payment. The exercise price may be paid in cash or by certified check.

    (b) Borrowed Funds. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

    (c)  Exchange of Common Stock.

          (i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock. This includes the use of "pyramiding transactions" whereby some number of Options are exercised; then the shares gained through the exercise are tendered back to the Holding Company as payment for a greater number of Options. This transaction may be repeated as needed to exercise all of the Options available.

         (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

14. RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY.
    -------------------------------------------
    No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Holding Company or its Affiliates or interferes in any way with the right of the Holding Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

    Except as permitted under the Code (with respect to Incentive Stock Options) and the rules promulgated pursuant to Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under the Plan shall be transferable by the Participant other than by will or the laws of intestate succession or pursuant to a domestic relations order or unless determined otherwise by the Committee.

15. AGREEMENT WITH GRANTEES.
    -----------------------
    Each Award will be evidenced by a written agreement(s) (whether constituting an NSO Agreement, ISO Agreement, Stock Award Agreement or any combination thereof), executed by the Participant and the Holding Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price if any, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, the Board of Directors, tax law considerations or applicable securities law considerations.

16. DESIGNATION OF BENEFICIARY.
    --------------------------
    A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

17. DILUTION AND OTHER ADJUSTMENTS.
    ------------------------------
    In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

    (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

    (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

    (c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

    No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

18. TAX WITHHOLDING.
    ---------------
    Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 or any amendment or successive rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant.

19. AMENDMENT OF THE PLAN.
    ---------------------
    The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

    Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

    No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

20. EFFECTIVE DATE OF PLAN.
    ----------------------
    The Plan shall become effective upon being presented to shareholders for ratification for purposes of: (i) obtaining favorable treatment under
Section 16(b) of the Securities Exchange Act; and (ii) obtaining preferential tax treatment for Incentive Stock Options. The failure to obtain shareholder ratification for such purposes will not effect the validity of the Plan and the Options thereunder, provided, however, that if the Plan is not ratified, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options.

21. TERMINATION OF THE PLAN.
    -----------------------
    The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

22. APPLICABLE LAW.
    --------------
    The Plan will be administered in accordance with the laws of the State of Delaware and applicable federal law.

23. COMPLIANCE WITH OTS CONVERSION REGULATIONS.
    ------------------------------------------
    Notwithstanding any other provision contained in this Plan:

    (a) unless the Plan is approved by a majority vote of the outstanding shares of the Holding Company eligible to be cast at a meeting of stockholders to consider the Plan, as determined by Delaware law, the Plan shall not become effective or implemented prior to May 1, 1997;

    (b) no Award granted prior to May 1, 1997 shall become vested or exercisable at a rate in excess of 20% of the total number Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability and, provided further, that the Committee may determine to modify the terms of any Award after May 1, 1997 to provide for acceleration of the vesting or exercisability of such Award, including a modification or amendment to provide that such Award shall become fully vested or immediately exercisable in the event of a Change in Control;

    (c) no Award granted to any individual employee prior to May 1, 1997 may exceed 25% of the total amount of Awards which may be granted under the Plan;

    (d) no Award granted to any individual Outside Director prior to May 1, 1997 may exceed 5% of the total amount of Awards which may be granted under the Plan; and

    (e) the aggregate amount of Awards granted to all Outside Director prior to May 1, 1997 may not exceed 30% of the total amount of Awards which may be granted under the Plan.

24. DELEGATION OF AUTHORITY.
    -----------------------
    The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award agreements; the determination of Fair Market Value; the determination of all other aspects of administration of the plan to the executive officer(s) of the Holding Company or the Bank. The Committee may rely on the descriptions, representations, reports and estimate provided to it by the management of the Holding Company or the Bank for determinations to be made pursuant to the Plan, including the attainment of performance goals. However, only the Committee or a portion of the Committee may certify the attainment of a performance goal.

                               REVOCABLE PROXY
                         CITIZENS FIRST FINANCIAL CORP.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                        SPECIAL MEETING OF STOCKHOLDERS
                               NOVEMBER 12, 1996
                       10:00 A.M., NORMAL, ILLINOIS TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL
               MEETING OF STOCKHOLDERS ON NOVEMBER 12, 1996.

    The undersigned hereby appoints the official proxy committee of the Board of Directors of Citizens First Financial Corp. (the "Company"), each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of Citizens First Financial Corp. which the undersigned is entitled to vote at the Special Meeting of Stockholders, to be held on November 12, 1996 at 10:00 a.m., Normal, Illinois Time, at The Holiday Inn, 8 Traders Circle, Normal, Illinois and at any and all adjournments thereof as indicated.

                                                         For  Against  Abstain
1. The ratification of the Citizens First                / /     / /      / /
   Financial Corp. 1996 Stock-Based
   Incentive Plan.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                      "FOR" EACH OF THE LISTED PROPOSALS.

   THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

   IMPORTANT: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and of a Proxy Statement dated October 4, 1996.

   Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE BE SURE TO SIGN AND DATE              Date
  THIS PROXY IN THE BOX BELOW                       --------------------------

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STOCKHOLDER SIGN ABOVE                Co-holder (if any) sign above

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  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                         CITIZENS FIRST FINANCIAL CORP.

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                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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